Supplement Dated March 11, 2009

To Prospectuses Dated May 1, 2002 for
Elements Plus

Issued By
Protective Life Insurance Company
Protective Variable Annuity Separate Account

This Supplement amends certain information contained in your variable life product prospectus. Please read this Supplement carefully and keep it with your Prospectus for future reference.

We have been advised by Van Kampen Life Investment Trust that they will be liquidating and dissolving the Van Kampen Life Investment Trust Enterprise Portfolio (the "Fund") effective April 24, 2009 (the "Liquidation Date"). Enclosed with this Supplement is a Fund supplement that describes the Plan of Liquidation.

All or a portion of your policy's account value may be in the Sub-Account that invests in the Fund (the "Van Kampen Enterprise Sub-Account"). If you still have account value allocated to the Van Kampen Enterprise Sub-Account as of 3:00 p.m. Central Standard Time on April 24, 2009, we will transfer that account value to the Sub-Account that invests in the Oppenheimer Money Fund (the "Money Market Sub-Account"). We will confirm this transfer in a statement we send to you following the transaction. Any requests we receive on or after April 24, 2009 for allocations of future premiums, transfers of account value, portfolio rebalancing or dollar cost averaging to the Van Kampen Enterprise Sub-Account will be redirected to the Money Market Sub-Account.

Under your policy, you are permitted to transfer account value among the following investment options:

Goldman Sachs Capital Growth Fund, Institutional Class	This Fund seeks long-term growth of capital.

Goldman Sachs Growth and Income Fund, Institutional Class	This Fund seeks long-term growth of capital and growth of income.

Goldman Sachs Strategic International Equity Fund, Institutional Class	This Fund seeks long-term growth of capital.

Goldman Sachs Structured Small Cap Equity Fund, Institutional Class	This Fund seeks long-term growth of capital.

Goldman Sachs Structured U.S. Equity Fund, Institutional Class	This Fund seeks long-term growth of capital and dividend income.

Lord Abbett Bond-Debenture Portfolio	The Fund's investment objective is to seek high current income and the opportunity for capital appreciation to produce a high total return.

Lord Abbett Growth and Income Portfolio	The Fund's investment objective is long-term growth of capital and income without excessive fluctuations in market value.

Lord Abbett Mid-Cap Value Portfolio	The Fund seeks capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace.

MFS Emerging Growth Series Initial Class	This Fund's investment objective is to seek capital appreciation.

MFS Investors Growth Stock Series Initial Class	This Fund's investment objective is to seek capital appreciation.

MFS Investors Trust Series Initial Class	This Fund's investment objective is to seek capital appreciation.

MFS New Discovery Series Initial Class	This Fund's investment objective is to seek capital appreciation.

MFS Research Series Initial Class	This Fund's investment objective is to seek capital appreciation.

MFS Total Return Series Initial Class	This Fund's investment objective is to seek total return.

MFS Utilities Series Initial Class	This Fund's investment objective is to seek total return.

Oppenheimer Capital Appreciation Fund/ Initial Class	This Fund seeks to achieve long-term capital appreciation by investing in securities of well-known established companies.

Oppenheimer Global Securities Fund/ Initial Class	This Fund seeks long-term capital appreciation by investing in securities of foreign issuers, "growth type" companies, cyclical industries and special situations that are considered to have appreciation possibilities.

Oppenheimer High Income Fund Initial Class	This Fund seeks a high level of current income from investment in high-yield, lower-grade, fixed-income securities. Such high yield securities are commonly known as "junk bonds."

Oppenheimer Main Street Fund Initial Class	This Fund seeks a high total return (which includes growth in the value of its shares as well as current income) from equity and debt securities.

Oppenheimer MidCap Fund Initial Class	This Fund seeks capital appreciation by investing in "growth type" companies.

Oppenheimer Money Fund/VA	This Fund seeks maximum current income from investments in "money market" securities consistent with low capital risk and the maintenance of liquidity. An investment in the Money Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The yield of this Fund may become very low during periods of low interest rates. After deduction of Variable Account charges, the yield in the Sub-Account that invests in this Fund could be negative.

Oppenheimer Strategic Bond Fund/VA-SS	This Fund seeks a high level of current income principally derived from interest on debt securities.

Van Kampen Capital Growth Portfolio Class II	Seeks capital appreciation.

Van Kampen Comstock Portfolio Class I	Seeks capital growth and income through investment in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks.

Van Kampen Growth and Income Portfolio Class I	Seeks long-term growth of capital and income.

Van Kampen MidCap Growth Portfolio Class I	Seeks capital growth.

Based on when you purchased your contract and the funds in which you are already invested, other investment options may be available to you. Please contact your financial advisor for more information.

If you would like another copy of the current prospectus for any of these funds, including the Oppenheimer Money Fund, please call us at 800-456-6330.

You may request a transfer of your account value from the Van Kampen Enterprise Sub-Account to any of the above investment options and change your Van Kampen Enterprise Sub-Account allocation and rebalancing instructions by completing the enclosed transfer request form and:

✓  Faxing the transfer request form enclosed with this Supplement or any other request provided in good order to 205-268-6479

✓  Sending the transfer request form enclosed in good order to:

Protective Life Insurance Company
P.O. Box 1928
Birmingham, Alabama 35282-8238

If you have telephone authorization established, you can call us at 1-800-456-6330 with your instructions. We will confirm any such transfer in a statement we send to you following the transaction.

We currently do not impose any restrictions or assess any fees, charges, or penalties on transfers you make under your policy, although we reserve the right to do so. However, we will not impose any transfer fee on any transfers from the Van Kampen Enterprise Sub-Account to any other investment options(s) (including any transfer we make to the Money Market Sub-Account on the Liquidation Date) from the date of this supplement until at least 60 days after the Liquidation Date, nor will we count any transfer out of the Van Kampen Enterprise Sub-Account from the date of this Supplement until at least 60 days after the Liquidation Date for the purpose of determining how many free transfers may be permitted in any period.

If you have any questions, please contact your financial representative or call us at 800-456-6330.

84236